Earnings Call Presentation – 3Q 2026 Third Quarter 2026 Earnings

Earnings Call Presentation – 3Q 2026 Preliminary Matters 2 Cautionary Statements Regarding Forward-Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe- harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are not guarantees of future performance and actual results may differ materially. Such statements involve known and unknown risks, uncertainties, and other factors, including but not limited to: Non-GAAP Financial Measures This presentation contains non-GAAP financial measures that the Company believes are meaningful to investors. Non-GAAP financial measures have been reconciled to the most comparable GAAP financial measure. • changes in the frequency and severity of insurance claims • claim development and the process of estimating claim reserves • the impacts of inflation • changes in interest rate environment • supply chain disruption • product demand and pricing • effects of legislative, governmental and regulatory actions • heightened competition • litigation outcomes and trends • investment risks • cybersecurity risks or incidents • impact of catastrophes • other risks and uncertainties detailed in Kemper’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”) Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this presentation.

Earnings Call Presentation – 3Q 2026 3 Specialty Property & Casualty Insurance • Offers personal and commercial auto insurance tailored to specialized coverage needs • Serves specialty auto markets, including Hispanic and Latino customers and customers in urban communities • Reaches customers through a broad network of independent agents and brokers Life Insurance • Offers life insurance and supplemental accident and health coverage • Serves low- and moderate-income individuals and families with unmet protection needs • Reaches customers through a dedicated career agency model with personalized, high-touch service Providing affordable, easy-to-use, personalized solutions to individuals, families and businesses Kemper at a Glance

Earnings Call Presentation – 3Q 2026 4 Strengthening Our Leadership Team Chris Flint EVP, Chief Distribution & Marketing Officer Eric Kappler EVP, Head of P&C Jennifer Kopps- Wagner EVP, Head of Life Todd Williams SVP, Chief Claims Officer

Earnings Call Presentation – 3Q 2026 Building a More Productive and Scalable Distribution Model 5 Agents remain central; growth across channels will be guided by underwriting profitability and distribution economics WHY WE BUILT IT Integrate distribution, marketing and acquisition Strengthen agent relationships and productivity Connect lead generation, customer conversion and sales execution Optimize customer acquisition and distribution economics NEAR TERM: ESTABLISH AND VALIDATE Lay the foundation 6–18 MONTHS: SCALE CAPABILITIES Scale what works Aligning distribution capabilities to support disciplined, profitable growth Improve productivity across existing agent networks Expand productive agent capacity in priority markets Test and optimize lead generation, conversion and fulfillment capabilities Strengthen high-performing agent relationships Scale proven digital acquisition and inside sales capabilities Win more share in our priority markets

Third Quarter 2026 Financial Summary

$52.4M Net Income attributable to Kemper Corporation vs. $(464.8)M in 2Q'26	**Strong sequential earnings improvement, led by Specialty P&C** • Net Income attributable to Kemper Corporation of $0.88 per diluted share vs. $(7.90) per share in 2Q'26 • Adjusted Consolidated Net Operating Income[1] of $59.9 million; $1.01 per diluted share vs. $0.45 per share in 2Q'26 • Net Investment Income of $107 million vs. $105 million in 2Q'26
99.3% Personal Auto CR vs. 105.0% in 2Q'26	**Personal Auto profitability improving; focus on further margin improvement and production stabilization** • Underlying Combined Ratio[1] of 103.3% vs. 105.5% in 2Q'26 • PIF down 10.0% QoQ
99.0% Commercial Auto CR vs. 101.2% in 2Q'26	**Commercial Auto generating underlying underwriting profit; actions focused on elevated loss trends** • Underlying Combined Ratio[1] of 97.8% vs. 93.7% in 2Q'26 • PIF up 0.7% QoQ
$20M Life Adjusted Net Operating Income vs. $18M in 2Q'26	**Life continues to deliver consistent operating earnings and stable revenues** • Normalized Revenues[2] of $153 million vs. $152 million in 2Q'26 • $19.8 billion Face Value of In-force
$90M Ann. Run-rate Savings	**Restructuring savings support expense ratio stability despite declining premiums** • Implemented actions generating approximately $90 million in cumulative annual run-rate savings since program inception

[1] *Non-GAAP financial measure; see reconciliation in appendix on pages 17-21*
[2] *Normalized for annual assumption update and actuarial model adjustments for Deferred Profit Liability (3Q'26: -$13 million)*

KEMPER
Earnings Call Presentation – 3Q 2026 | 6

Earnings Call Presentation – 3Q 2026 Specialty Property & Casualty Insurance Segment 7 Underlying profitability improved sequentially; focused on further margin improvement and portfolio diversification 1 Non-GAAP financial measure; see reconciliation in appendix on pages 17-21 83.7% 84.4% 84.5% 83.4% 78.2% 21.1% 21.6% 22.2% 20.6% 21.0% 104.8% 106.0% 106.7% 104.0% 99.2% 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Expense Ratio Loss & LAE Ratio METRICS 3Q’25 4Q’25 1Q’26 2Q’26 3Q’26 Earned Premiums ($M) $1,017 $935 $885 $897 $858 PIF (000s) 1,262 1,184 1,158 1,098 1,006 QoQ Change (2.5)% (6.3)% (2.2)% (5.2)% (8.3)% Underlying CR1 99.6% 105.0% 106.2% 102.3% 101.7% COMBINED RATIO CURRENT QUARTER · 3Q'26 COMBINED RATIO 99.2% Underlying Combined Ratio1 101.7% Earned Premiums ($M) $858 PIF (000s) 1,006

Earnings Call Presentation – 3Q 2026 Personal Auto Highlights 8 ULCR1 improved 7.7 points since 1Q'26; focused on further margin improvement and production stabilization 1 Non-GAAP financial measure; see reconciliation in appendix on pages 17-21 COMBINED RATIO 81.2% 87.3% 87.6% 83.3% 76.8% 22.0% 22.8% 23.3% 21.7% 22.5% 103.2% 110.1% 110.9% 105.0% 99.3% 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Expense Ratio Loss & LAE Ratio METRICS 3Q’25 4Q’25 1Q’26 2Q’26 3Q’26 Earned Premiums ($M) $785 $697 $647 $647 $600 PIF (000s) 1,103 1,023 992 928 835 QoQ Change (3.2)% (7.2)% (3.0)% (6.5)% (10.0)% Underlying CR1 102.1% 110.0% 111.0% 105.5% 103.3% COMBINED RATIO 99.3% CURRENT QUARTER · 3Q'26 Underlying Combined Ratio1 103.3% Earned Premiums ($M) $600 PIF (000s) 835

Earnings Call Presentation – 3Q 2026 • Production momentum: New Personal Auto products are ‘live’ in both states, with early policy growth and agent network expansion underway • Growing portfolio contribution: PIF increased 4.8%; these markets now represent 28.1% of Personal Auto policies, up 5.5 points • New-business mix: Florida/Texas generated 79% of Personal Auto new-business DWP, up 27 points Personal Auto – Key State Metrics 9 1 Non-GAAP financial measure; see reconciliation in appendix on pages 17-21 California underwriting profitability improving; Florida/Texas supporting portfolio diversification METRICS 3Q’25 4Q’25 1Q’26 2Q’26 3Q’26 Earned Prem. ($M) $547 $510 $467 $442 $408 PIF (000s) 756 693 662 596 527 QoQ Change (2.4)% (8.3)% (4.6)% (10.0)% (11.5)% % of PPA PIF 68.6% 67.7% 66.7% 64.2% 63.1% % of NB DWP 57% 37% 34% 21% 11% 83.2% 87.5% 88.8% 87.2% 75.8% 21.2% 20.6% 21.8% 20.9% 22.4% 104.4% 108.1% 110.6% 108.1% 98.2% 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Loss & LAE Ratio Expense Ratio Underlying CR1 104.0% 108.1% 109.2% 107.3% 102.1% COMMENTARY (3Q’26 vs. 1Q’26) CALIFORNIA FLORIDA + TEXAS

Earnings Call Presentation – 3Q 2026 Commercial Auto Highlights 10 Commercial Auto continues to generate an underlying underwriting profit; actions focused on improving margins 1 Non-GAAP financial measure; see reconciliation in appendix on pages 17-21 91.9% 76.2% 76.0% 83.6% 81.4% 18.1% 18.0% 19.1% 17.6% 17.6% 110.0% 94.2% 95.1% 101.2% 99.0% 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Expense Ratio Loss & LAE Ratio METRICS 3Q’25 4Q’25 1Q’26 2Q’26 3Q’26 Earned Premiums ($M) $232 $239 $238 $249 $258 PIF (000s) 159 160 165 170 171 QoQ Change 2.4% 0.7% 3.2% 2.6% 0.7% Underlying CR1 91.1% 90.3% 92.4% 93.7% 97.8% COMBINED RATIO COMBINED RATIO 99.0% CURRENT QUARTER · 3Q'26 Underlying Combined Ratio1 97.8% Earned Premiums ($M) $258 PIF (000s) 171

Earnings Call Presentation – 3Q 2026 Life Insurance Segment 11 Life continues to deliver consistent earnings and stable revenues, supported by disciplined pricing and underwriting 1 Normalized for annual assumption update and actuarial model adjustments for Deferred Profit Liability (4Q'25: +$6 million, 3Q’26: -$13 million) 2 Annual basis $100 $100 $101 $103 $103 $48 $47 $49 $49 $50 $148 $147 $150 $152 $153 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Earned Premiums NII METRICS 3Q’25 4Q’25 1Q’26 2Q’26 3Q’26 Face Value of In-Force ($M) $19,694 $19,610 $19,698 $19,743 $19,764 Average Face Value Per Policy $6,533 $6,550 $6,603 $6,648 $6,683 Average Premium Per Policy Issued2 $690 $712 $697 $708 $734 NORMALIZED REVENUES1 ($M) 3Q'26 ADJUSTED NOI ($M) $20 3Q'26 NORMALIZED REVENUES1 ($M) $153 3Q'26 FACE VALUE OF IN-FORCE ($B) $19.8 ADJUSTED NET OPERATING INCOME ($M) $19 $20 $18 $18 $20 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26

Earnings Call Presentation – 3Q 2026 Improving Execution and Operating Efficiency Restructuring actions supporting expense ratio stability 12 Actions Implemented ~$90M Annual Run-Rate Savings • Simplified organizational structure and reduced operating costs • Maintained a relatively stable expense ratio despite declining premiums • Implemented operational and process efficiencies Medium-Term Priorities Positioned for Greater Efficiency • Sustain benefits from structural expense reductions • Leverage streamlined cost structure as production stabilizes and returns to growth • Pursue additional productivity and process improvements Structural expense reductions position Kemper for improved operating leverage as production stabilizes

Earnings Call Presentation – 3Q 2026 Well-Capitalized Insurance Subsidiaries 13 24.2% 24.6% 24.7% 28.3% 28.0% 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 DEBT-TO-CAPITAL5LIQUIDITY ($M) RISK-BASED CAPITAL2 $888 $886 $886 $636 $636 $157 $145 $80 $130 $91 $1,045 $1,031 $966 $766 $727 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 580% 515% 590% 585% 625% 240% 230% 225% 225% 230% 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Goodwill Impairment of $460M 1 Borrowings available under credit agreement & from subs | 2 3Q’26 Risk-Based Capital Ratios shown are estimates calculated at the Company Action Level from aggregate financials of all separate insurance companies within each segment. NAIC annually reported entity-level RBCs will differ | 3 Excludes business ceded to Kemper Bermuda Ltd. (KBL) 4 Excludes AACC and Reciprocal | 5 Excludes AOCI Strong capitalization and liquidity positions support execution of profitability initiatives Strong regulatory capital position provides financial flexibility HoldCo Cash & Investments Borrowing Capacity1 Life3 P&C4 3Q'26 28.0% Reflects impact of 2Q’26 goodwill impairment 3Q'26 625% Life3 230% P&C4 Strong regulatory capital position provides financial flexibility 3Q'26 $727 $91M Holdco Cash & Investments $636M Available borrowing capacity1

Earnings Call Presentation – 3Q 2026 Diversified Investment Portfolio with Consistent Returns 14 1 Other category includes Equity Securities, which excludes $228 million of Other Equity Interests of LPs/LLCs that have been reclassified into Alternative Investments; COLI represents Company Owned Life Insurance CURRENT QUARTER · 3Q'26 NET INVESTMENT INCOME ($M) $107 NET INVESTMENT INCOME ($M) PTE ANNUALIZED BOOK YIELD CONTRIBUTION DIVERSIFIED AND HIGHLY-RATED PORTFOLIO $101 $101 $99 $100 $103 $4 $2 $8 $5 $4 $105 $103 $107 $105 $107 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Core Portfolio Alternative Inv. Portfolio 4.4% 4.5% 4.4% 4.4% 4.5% 0.2% 0.1% 0.3% 0.2% 0.2% 4.6% 4.6% 4.7% 4.6% 4.7% 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Core Portfolio Alt. Inv. Portfolio (ex. Solar) 55% 13% 8% 8% 5% 7% 4% Other COLI 69% 24% 6% 1% Fixed Maturity Ratings A or Higher B/BB BBB Corporates Alternatives U.S Gov’t Portfolio Composition1 Short Term $8.3B $6.3B ≤ CCC High-quality investment portfolio continues to provide consistent earnings contributions Core Portfolio ($M) $103 Alt. Inv. Portfolio ($M) $4 PTE Book Yield (Core) 4.8% Avg. IG New Money Yield 5.9% States/Munis

Earnings Call Presentation – 3Q 2026 Appendix 15

Earnings Call Presentation – 3Q 2026 2026 Reinsurance Program Catastrophe XoL Reinsurance 16 HIGHLIGHTS Catastrophe Excess of Loss Program (XOL): • One year program consists of two layers: – $50 million excess $50 million – $60 million excess $100 million – 5% co-participation of both layers • 2026 purchase limit reflects exposure changes largely due to Preferred P&C exit • New policy effective January 1, 2026: ̶ New limit aligned with risk-appetite ̶ New structure improves overall cost of capital100% Retention of first $50M 1-Year Term Placed 1/1/26 $50M xs $50M 95% Placed 1-Year Term Placed 1/1/26 $60M xs $100M 95% Placed Layer 1 : 5 % co - p articip atio n Layer 2 : 5 % co - p articip atio n CATASTROPHE REINSURANCE PROGRAM

Earnings Call Presentation – 3Q 2026 Non-GAAP Financial Measures 17 Adjusted Consolidated Net Operating Income is an after-tax, non-GAAP financial measure and is computed by excluding from Net Income (Loss) attributable to Kemper Corporation the after-tax impact of: (i) Change in Fair Value of Equity and Convertible Securities; (ii) Net Realized Investment (Losses) Gains; (iii) Impairment Losses; (iv) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs; (v) Debt Extinguishment and Other Charges; (vi) Goodwill Impairment; (vii) Non-Core Operations; and (viii) Significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Net Income (Loss) attributable to Kemper Corporation. There were no applicable significant non-recurring items that the Company excluded from the calculation of Adjusted Consolidated Net Operating Income for the three months ended June 30, 2026 and September 30, 2026. The Company believes that Adjusted Consolidated Net Operating Income provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Change in Fair Value of Equity and Convertible Securities, Net Realized Investment (Losses) Gains and Impairment Losses related to investments included in the Company's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company's investments, the timing of which is unrelated to the insurance underwriting process. Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs may vary significantly between periods and are generally driven by the timing of business decisions which are unrelated to the insurance underwriting process. In the second quarter of 2026, the Company completed the sale of Newins and recorded a gain in connection with the transaction. In the third quarter of 2025, a restructuring program was launched to achieve operational and organizational efficiencies. The Company will continue to evaluate additional efficiency opportunities through 2027. Debt Extinguishment and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company's financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process; and (ii) other charges that are non-standard, not part of the ordinary course of business, and unrelated to the insurance underwriting process. Goodwill Impairments are excluded because they are infrequent and non-recurring charges. Non-Core Operations includes the results of our Preferred Insurance business which we expect to fully exit. These results are excluded because they are irrelevant to our ongoing operations and do not qualify for Discontinued Operations under GAAP. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company's business or economic trends. The preceding non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures, as they do not fully recognize the profitability of the Company's businesses. Diluted Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted-average unrestricted shares and equivalent shares outstanding. The most directly comparable GAAP financial measure is Diluted Net Income (Loss) attributable to Kemper Corporation Per Unrestricted Share. The Company believes that Diluted Adjusted Consolidated Net Operating Income Per Unrestricted Share provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Income from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment (Losses) Gains, Impairment Losses, Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs, Debt Extinguishment and Other Charges, and Goodwill Impairment included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company’s investments, the timing of which is unrelated to the insurance underwriting process.

Earnings Call Presentation – 3Q 2026 Non-GAAP Financial Measures 18 Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding Total Incurred Losses and LAE Ratio, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes Underlying Losses and LAE and the Underlying Combined Ratio are useful to investors and uses these financial measures to reveal the trends in the Company’s Property & Casualty Insurance segment that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses may cause the Company’s loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on incurred losses and LAE and the Combined Ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of the Company’s insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance.

Earnings Call Presentation – 3Q 2026 Non-GAAP Financial Measures Adjusted Consolidated Net Operating Income attributable to Kemper Corporation 19 Three Months Ended ($ per share) Sep 30, 2026 Jun 30, 2026 Diluted Net Income (Loss) attributable to Kemper Corporation Per Unrestricted Share $0.88 $(7.90) Less Net Income (Loss) Per Unrestricted Share From: Change in Fair Value of Equity and Convertible Securities 0.04 (0.02) Net Realized Investment (Losses) Gains (0.01) - Impairment Losses (0.05) (0.32) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs (0.11) (0.19) Goodwill Impairment - (7.82) Non-Core Operations - - Diluted Adjusted Consolidated Net Operating Income Per Unrestricted Share $1.01 $0.45 Three Months Ended ($ in millions) Sep 30, 2026 Jun 30, 2026 Net Income (Loss) attributable to Kemper Corporation $52.4 $(464.8) Less Net Income (Loss) From: Change in Fair Value of Equity and Convertible Securities 2.6 (1.4) Net Realized Investment (Losses) Gains (0.9) 0.5 Impairment Losses (2.9) (18.8) Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs (6.4) (11.6) Goodwill Impairment - (460.0) Non-Core Operations 0.1 0.2 Adjusted Consolidated Net Operating Income $59.9 $26.3

Non-GAAP Financial Measures

Underlying Combined Ratio

	Three Months Ended				
	3Q'26	2Q'26	1Q'26	4Q'25	3Q'25
Specialty P&C Insurance					
Combined Ratio	99.2%	104.0%	106.7%	106.0%	104.8%
Current Year Catastrophe Losses and LAE Ratio	(0.2)	(0.7)	(0.1)	(0.1)	(0.1)
Prior Years Non-Catastrophe Losses and LAE Ratio	2.7	(1.0)	(0.4)	(1.0)	(5.1)
Prior Years Catastrophe Losses and LAE Ratio	-	-	-	0.1	-
Underlying Combined Ratio	101.7%	102.3%	106.2%	105.0%	99.6%
Personal Auto Insurance					
Combined Ratio	99.3%	105.0%	110.9%	110.1%	103.2%
Current Year Catastrophe Losses and LAE Ratio	(0.3)	(0.8)	(0.2)	(0.2)	(0.1)
Prior Years Non-Catastrophe Losses and LAE Ratio	4.3	1.3	0.4	-	(1.0)
Prior Years Catastrophe Losses and LAE Ratio	-	-	(0.1)	0.1	-
Underlying Combined Ratio	103.3%	105.5%	111.0%	110.0%	102.1%
Commercial Auto Insurance					
Combined Ratio	99.0%	101.2%	95.1%	94.2%	110.0%
Current Year Catastrophe Losses and LAE Ratio	(0.2)	(0.4)	(0.1)	(0.1)	(0.2)
Prior Years Non-Catastrophe Losses and LAE Ratio	(1.0)	(7.1)	(2.6)	(3.8)	(18.7)
Prior Years Catastrophe Losses and LAE Ratio	-	-	-	-	-
Underlying Combined Ratio	97.8%	93.7%	92.4%	90.3%	91.1%

KEMPER
Earnings Call Presentation – 3Q 2026 | 20

Earnings Call Presentation – 3Q 2026 Non-GAAP Financial Measures Underlying Combined Ratio 21 Three Months Ended 3Q’26 2Q’26 1Q’26 4Q’25 3Q’25 Specialty P&C Insurance – California PPA Combined Ratio 98.2% 108.1% 110.6% 108.1% 104.4% Current Year Catastrophe Losses and LAE Ratio - - (0.1) - - Prior Years Non-Catastrophe Losses and LAE Ratio 3.9 (0.8) (1.2) - (0.4) Prior Years Catastrophe Losses and LAE Ratio - - (0.1) - - Underlying Combined Ratio 102.1% 107.3% 109.2% 108.1% 104.0%